Subsequent Events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

The Company decided to reduce the amount of capital stock by ¥1,856,786,684 ($12,278,930) to ¥99,000,000 ($654,687). All of the ¥1,856,786,684 ($12,278,930) of capital to be reduced was designated as additional paid-in capital reserve. The reduction of capital stock was approved by the Shareholders of the Company at the annual general meeting held on June 27, 2024 and became effective on July 15, 2024. The reduction of capital stock is aimed to help the Company reduce its operating expenses as well as tax expenses. According to Company Law of Japan, after the Company reduced its capital stock below ¥100 million, it is no longer required to establish the Board of Supervisors that constitutes three Supervisors, it is only required to maintain one Supervisor. Meanwhile, the Company will not be required to conduct domestic audit in Japan, and the Company will be qualified as a small-scale minimal profit enterprise and subjected to a lower tax rate under Japanese tax law.

These consolidated financial statements were approved by management and available for issuance on July 16, 2024, and the Company has evaluated subsequent events through this date. The Company did not identify any subsequent events except those disclosed above that would have required adjustment or disclosure in the financial statements.